Exhibit 99.1

         Innodata Isogen Reports Second Quarter 2006 Results

    NEW YORK--(BUSINESS WIRE)--Aug. 9, 2006--INNODATA ISOGEN, INC. (NASDAQ: INOD), a leading provider of content supply chain solutions, today reported a net loss of $2,952,000, or $.12 per diluted share, for the second quarter of 2006, versus a net loss of $517,000, or $.02 per diluted share, for the second quarter of 2005.
    For the first six months of 2006, the company lost $4,298,000, or $.18 per diluted share. For the same period in 2005, the company lost $218,000, or $.01 per diluted share.
    Revenues were $9,721,000 in the second quarter of 2006, down from revenues of $10,110,000 in the second quarter of 2005; and revenues were $20,006,000 for the six months ended June 30, 2006, down from $21,300,000 for the same period last year.
    Innodata Isogen's cash and equivalents were approximately $18,026,000 at June 30, 2006 and the company carries virtually no debt other than routine payables.
    "The results continue to reflect the fluctuations inherent in the company's largely project-based business," said Jack Abuhoff, chairman and CEO of Innodata Isogen. "We are building on our efforts to develop a sales team that will generate a stronger and more consistent deal flow and we are beginning to see resulting improvements in our bookings and in the health of our pipeline."
    Abuhoff added that, "We will also work on improving our margins through tighter cost management. We anticipate revenue growth in the second half of the year and expect to finish 2006 at approximately the same revenue level we achieved in 2005."

    Timing of Conference Call with Q&A

    Innodata Isogen will conduct an investor conference call, including a question & answer period, at 11:00 a.m. ET today.
Interested parties can participate in this call by dialing the following call-in numbers:

    1-800-289-0743 (Domestic)
    1-913-981-5546 (International)

    Replays will also be made available at:

    1-888-203-1112 (Domestic Replay)
    1-719-457-0820 (International Replay)
    (Pass code on Replay only: 4543471)

    Investors are also invited to access a live Webcast of the conference call at the Investor Relations section of www.innodata-isogen.com. Please note that the Webcast feature will be in a listen-only mode. Call-in or Webcast replay will be available for 30 days following the conference call.

    About Innodata Isogen

    Innodata Isogen (NASDAQ: INOD) helps organizations create, manage and distribute information more effectively and economically, providing a comprehensive range of content-focused IT and BPO services to solve information management and publishing challenges.
    We are headquartered in Hackensack, New Jersey, just outside of New York City. We have two additional solution centers in North America, seven production facilities in Asia (the Philippines, India and Sri Lanka) and a technology and tools development center in India.
    Innodata Isogen (www.innodata-isogen.com) is named to both EContent magazine's EContent 100 and KMWorld magazine's 100 Companies That Matter In Knowledge Management. KMWorld also recognized the unique value of Innodata Isogen's comprehensive content supply chain solutions in its Trend-Setting Products of 2005 annual honors.

    This release contains certain forward-looking statements, including without limitation, statements concerning the company's operations, economic performance, and financial condition. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "indicate," "point to" and other similar expressions generally identify forward-looking statements, which speak only as of their dates.

    These forward-looking statements are based largely on the company's current expectations, and are subject to a number of risks and uncertainties, including without limitation, continuing revenue concentration in a limited number of clients, continuing reliance on project-based work, worsening of market conditions, changes in external market factors, the ability and willingness of our clients and prospective clients to execute business plans which give rise to requirements for digital content and professional services in knowledge processing, difficulty in integrating and deriving synergies from acquisitions, potential undiscovered liabilities of companies that we acquire, changes in our business or growth strategy, the emergence of new or growing competitors, various other competitive and technological factors, and other risks and uncertainties indicated from time to time in the company's filings with the Securities and Exchange Commission.

    Actual results could differ materially from the results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this release will occur.


                INNODATA ISOGEN, INC., AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts)
                              (Unaudited)

                                     Three Months       Six Months
                                        Ended             Ended
                                   ----------------- -----------------
                                        June 30           June 30
                                   ----------------- -----------------
                                     2006     2005     2006     2005
                                   -------- -------- -------- --------
REVENUES                            $9,721  $10,110  $20,006  $21,300
                                   -------- -------- -------- --------

OPERATING COSTS AND EXPENSES:
 Direct operating expenses           8,545    7,497   16,898   15,700
 Selling and administrative
  expenses                           4,167    3,406    7,553    6,090
 Interest (income) - net              (161)    (114)    (312)    (195)
                                   -------- -------- -------- --------

     Total                          12,551   10,789   24,139   21,595
                                   -------- -------- -------- --------
LOSS BEFORE (BENEFIT FROM)
  PROVISION FOR INCOME TAXES        (2,830)    (679)  (4,133)    (295)

PROVISION FOR (BENEFIT FROM) INCOME
 TAXES                                 122     (162)     165      (77)
                                   -------- -------- -------- --------
NET LOSS                           $(2,952)   $(517) $(4,298)   $(218)
                                   ======== ======== ======== ========

BASIC LOSS PER SHARE                 $(.12)   $(.02)   $(.18)   $(.01)
                                   ======== ======== ======== ========
WEIGHTED AVERAGE SHARES OUTSTANDING 24,087   22,903   24,060   22,798
                                   ======== ======== ======== ========

DILUTED LOSS PER SHARE               $(.12)   $(.02)   $(.18)   $(.01)
                                   ======== ======== ======== ========
DILUTIVE SHARES OUTSTANDING         24,087   22,903   24,060   22,798
                                   ======== ======== ======== ========


                INNODATA ISOGEN, INC., AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                                                            December
                                                June 30,      31,
                                                  2006       2005
                                                ---------  -----------
                                                Unaudited  From
                                                           audited
                                                           financial
                                                           statements
ASSETS:

CURRENT ASSETS
Cash and equivalents                             $18,026      $20,059
Accounts receivable-net                            5,902        7,169
Prepaid expenses and other current assets          1,826        1,543
Refundable income taxes                            1,215        1,215
Deferred income taxes                                133          338
                                                ---------  -----------

       Total current assets                       27,102       30,324

PROPERTY AND EQUIPMENT - NET                       5,140        4,823

OTHER ASSETS                                       1,819        1,789

GOODWILL                                             675          675
                                                ---------  -----------

TOTAL                                            $34,736      $37,611
                                                =========  ===========


LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES
Accounts payable and accrued expenses             $4,154       $3,299
Accrued salaries, wages and related benefits       4,135        3,567
Income and other taxes                             1,329        1,363
Current portion of long-term obligations             663          663
                                                ---------  -----------

       Total current liabilities                  10,281        8,892

DEFERRED INCOME TAXES                              1,152        1,357

LONG-TERM OBLIGATIONS                                314          548

STOCKHOLDERS' EQUITY                              22,989       26,814
                                                ---------  -----------

TOTAL                                            $34,736      $37,611
                                                =========  ===========

    CONTACT: Innodata Isogen
             Steven L. Ford, 201-371-2510
             sford@innodata-isogen.com